Retirement Benefits Plan	12 Months Ended
Dec. 31, 2022
Employee benefits [Abstract]
Retirement Benefits Plan

29.	RETIREMENT BENEFITS PLAN
The employees employed by the PRC subsidiary are members of the state-managed retirement benefits scheme operated by the PRC government. The PRC subsidiary is required to contribute a certain percentage of their payroll to the retirement benefits schemes to fund the benefits. The only obligation of the Group with respect to the retirement benefits schemes is to make the required contributions under the scheme.
The Group maintains multiple qualified contributory saving plans as allowed under Section 401(k) of the Internal Revenue Code in the US. These plans are defined contribution plans covering employees employed in the US and provide for voluntary contributions by employees, subject to certain limits. The contributions are made by both the employees and the employer. The employees’ contributions are primarily based on specified dollar amounts or percentages of employee compensation.

The total cost charged to profit or loss of US$536, US$749 and US$662, respectively, represents contributions paid or payable to the above schemes by the Group for the years ended December 31, 2020, 2021 and 2022.
At the end of each reporting period, there were no forfeited contributions which arose upon employees leaving the schemes prior to their interests in the Group’s contribution becoming fully vested and which are available to reduce the contributions payable by the Group in future years.